Exhibit 10.1

                                     AMENDED
                                       AND
                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                SCAN-OPTICS, INC.

         FIRST:   The name of the corporation (hereinafter called the
"Corporation") is
 -----------

                                SCAN-OPTICS, INC.

         SECOND: The registered office of the Corporation in the state of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at such address is The Corporation Trust Company.

         THIRD: The purposes for which the Corporation is formed are to conduct any lawful business, to promote any lawful purpose, and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH: The total authorized capital stock of the Corporation shall be 70,000,000 shares consisting of 65,000,000 shares of Common Stock, par value $.02 per share (herein called the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.02 per share (herein called the "Preferred Stock").

                               I. Preferred Stock

         The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

     (a) The number of shares constituting that series and the distinctive designation of that series;

     (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;


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     (d)  Whether that series shall have conversion privileges,  and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

     (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

     (h)  Any other relative rights, preferences and limitations of that series.

         Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment, before any dividends shall be paid or declared and set apart for payment on the Common Stock with respect to the same dividend period.

         If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of those shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

         As of the date of this Amended and Restated Certificate of Incorporation, the Corporation is filing a Certificate of Designations for 420,857 shares of 4% Series I Cumulative Redeemable Preferred Stock and, consequently, the remaining authorized, but unissued shares of Preferred Stock shall equal 4,579,143.

                                II. Common Stock

         Except as otherwise provided by law or herein, the holders of Common Stock shall have the sole voting power for the election of directors of the Corporation. At every meeting of the shareholders each holder of Common Stock shall be entitled to one vote per share, voting with the holders of any other class of stock entitled to vote, without regard to class, on all matters to be voted on by the shareholders of the Corporation.

         When and as dividends are declared from time to time by the Board of Directors of the Corporation out of the funds legally available therefor, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall, after payment in full of all dividends to which holders of Preferred Stock shall be entitled, be entitled to share equally, share for share, in such dividends.



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         Subject to the requirements of law and this Certificate of
Incorporation, as amended from time to time, the holders of Common Stock shall in the event of any liquidation, dissolution or other winding up of the Corporation, whether voluntary or involuntary, and after all holders of the Preferred Stock shall have been paid in full the amounts to which they respectively shall be entitled, be entitled to receive all the remaining assets of the Corporation of whatever kind, such assets to be distributed pro rata to the holders of the Common Stock.

         FIFTH:   The Corporation is to have perpetual existence.
         ------

         SIXTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or an all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         SEVENTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

         1. The management of the business and the conduct of the affairs of the Corporation, including the election of the Chairman of the Board of Directors, if any, the President, the Treasurer, the Secretary, and other principal officers of the Corporation, shall be vested in a Board of Directors of no fewer than three nor more than nine directors. The directors of the Corporation shall be divided into three classes, namely, Classes I, II, and III, as nearly equal in number as possible, with each class consisting of no fewer than one nor more than three directors. The exact number of directors constituting the Board of Directors and each respective class thereof shall be fixed from time to time by the Board of Directors within the limits specified in the two preceding sentences. Class I directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the third annual meeting following their election. Class II directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the second annual meeting following their election. Class III directors elected at the 1984 Annual Meeting of Stockholders shall initially serve until the next annual meeting following their election. At each annual meeting of stockholders commencing with the 1985 annual meeting, the successors to the class of directors whose term shall then expire shall be elected to hold



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office for the term of three years and until their successors are elected and qualified or until their earlier resignation or removal, so that the term of one class of directors shall expire each year. The persons receiving the greatest number of votes at the election shall be the directors. If the Board of Directors increases or decreases the number of directors which shall constitute the Board of Directors pursuant to this Certificate of Incorporation, any newly-created directorships or any decrease in directorships shall be apportioned among the classes of directors so as to make all classes as nearly equal in number as possible. In the event that any vacancy shall occur in the Board of Directors, whether because of death, resignation, removal, newly-created directorships resulting from any increase in the authorized number of directorships, or any other reason, such vacancy shall be filled by the vote of a majority of the directors then in office, although less than a quorum, at any meeting of the Board of Directors. A director elected to fill a vacancy, other than a vacancy resulting from an increase in the number of directorships, shall hold office for the unexpired term of his predecessor. A director elected to fill a vacancy resulting from an increase in the number of directorships shall be elected to such class of directors as a majority of the directors then in office shall determine and shall hold office for the unexpired term of such class. No election of directors need be by written ballot. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding, the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws), the affirmative vote of the holders of at least 80 percent of the voting power of the shares of stock of the Corporation entitled to vote thereon, voting without regard to class, shall be required to amend, repeal, or adopt any provision inconsistent with, this Paragraph 1 of Article SEVENTH.

         2. The power to make, alter, or repeal the By-Laws, except a By-Law classifying directors for election for staggered terms, and to adopt any new By-Law shall be vested in the Board of Directors.

         3. Whenever the Corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the Certificate of Incorporation shall entitle the holder thereof to notice of, and the right to vote, at any meeting of stockholders except as the provisions of Sections 251, 252, and 253 of the General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

         4. No action by stockholders shall be taken except at an annual or special meeting of stockholders and no action by stockholders shall be taken by written consent. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding, the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws), the affirmative vote of the holders of at least 80 percent of the voting power of the shares of stock of the Corporation entitled to vote thereon, voting without regard to class, shall be required to amend, repeal, or adopt any provision inconsistent with, this Paragraph 4 of Article SEVENTH.



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         5. The Board of Directors shall call a special meeting of stockholders upon written request of one or more stockholders holding at least forty percent of the issued and outstanding capital stock of the Corporation entitled to vote at such meeting, which request shall state the time, place and purposes of the proposed meeting.

         EIGHTH: No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purposes, if:

         1. The material facts as to his interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the applicable committee of the Board of Directors, and the Board or committee of the Board of Directors in good faith authorizes the contract or transaction by a vote sufficient for such purposes without counting the vote of the interested director or directors; or

         2. The material facts as to his interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

         3. The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, the applicable committee thereof, or the stockholders.

         4. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

         NINTH:

         1. Elimination of Certain Liability of Directors. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

         2. Indemnification and Insurance.

          (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the




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               request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 2(a) shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director, officer, employee or agent in his or her capacity as a director, officer, employee or agent (and not in any other capacity in which service was or is rendered by such person while a director, officer, employee or agent including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director, officer, employee or agent to repay all amounts so advanced if it shall ultimately be determined that such director, officer, employee or agent is not entitled to be indemnified under this Section 2(a) or otherwise.

          (b) Right of Claimant to Bring Suit. If a claim under subsection (a) of this Section is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met



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               the applicable standards of conduct.

          (c) Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

          (d) Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan) against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         3. Effect of Amendment or Repeal. No amendment to or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to or arising out of any acts or omissions occurring prior to such amendment or repeal, nor shall any such amendment or repeal apply to or have any effect on the right to indemnification and payment of expenses of directors, officers, employees and agents of the Corporation, including the right to payment of expenses incurred in defending a proceeding in advance of its final disposition, conferred in this Article NINTH for or with respect to or arising out of any acts or omissions or alleged acts or omissions occurring prior to such amendment or repeal.

         TENTH: The stockholder vote required to approve any Business Combination shall be as set forth in this Article TENTH. The term "Business Combination" is used as defined in Section 2 of this Article TENTH. All other capitalized terms not otherwise defined in this Article TENTH or elsewhere in this Certificate of Incorporation are used as defined in Section 4 of this Article TENTH.

         1. Higher Vote for Business Combinations. In addition to any affirmative vote required by law or this Certificate of Incorporation, and except as otherwise expressly provided in Section 3 of this Article TENTH:

               A. any merger or consolidation of the Corporation or any Subsidiary with (i) any Interested Stockholder or (ii) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Stockholder; or

               B. any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of any assets of the Corporation or any Subsidiary having an aggregate Fair Market Value of $1,000,000 or more; or

               C. the issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any



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                    Subsidiary to any Interested Stockholder or any Affiliate of
                    any Interested Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more; or

               D. the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by or on behalf of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

               E. any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which in any such case has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

                    shall require the affirmative vote of (i) the holders of at least 80% of the voting power of (a) the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors and (b) the then outstanding shares of capital stock of the Corporation not entitled to vote generally in the election of directors but entitled to vote generally on all other matters on which stockholders generally are entitled to vote (such shares described in clauses (a) and (b) referred to hereinafter collectively as the "Voting Stock"), voting together as a single class, and (ii) the holders of at least 66 2/3% of the voting power of the then outstanding Voting Stock, exclusive of any shares held by or on behalf of such Interested Stockholder or any Affiliate of such Interested Stockholder, voting together as a single class (it being understood that for purposes of this Article TENTH, each share of the Voting Stock shall have the number of votes granted to it pursuant to Article FOURTH of this Certificate of Incorporation). Such affirmative votes shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law, in this Certificate of Incorporation, or in any agreement with any national securities exchange or otherwise.

         2. Definition of "Business Combination". The term "Business Combination" as used in this Article TENTH shall mean any transaction which is referred to in any one or more of paragraphs A through E of Section 1 of this Article TENTH.

          3. When Higher Vote is Not Required. The provisions of Section 1 of this Article TENTH shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, any other provision of this Certificate of Incorporation, or otherwise, if in the case of a Business Combination that does not involve any cash or other consideration being received by the stockholders of the Corporation, solely in their capacities as stockholder, the condition specified in the following paragraph A is met, or if in the case of any other Business Combination, the conditions specified in either of the following paragraphs A or B are met:



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                  A. Approval by Disinterested Directors. The Business
         Combination shall have been approved by a majority of the Disinterested Directors.

                  B. Price and Procedure Requirements. All of the following conditions shall have been met:

               (i) The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination (the "Consummation Date") of the consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be an amount at least equal to the higher of the following (it being intended that the requirements of this paragraph B(i) shall be required to be met with respect to all shares of Common Stock outstanding, whether or not the Interested Stockholder has previously acquired any shares of the Common Stock):

                    (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it (1) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (2) in the transaction in which it became an Interested Stockholder, whichever is higher; or

                    (b) the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Stockholder became an Interested Stockholder (such latter date is referred to in this Article TENTH as the "Determination Date"), whichever is higher.

               (ii) The aggregate amount of the cash and the Fair Market Value as of the Consummation Date of the consideration other than cash to be received per share by holders of shares of any class or series of outstanding Voting Stock, other than the Common Stock, in such Business Combination shall be an amount at least equal to the highest of the following (it being intended that the requirements of this paragraph B(ii) shall be required to be met with respect to all shares of every such other class or series of outstanding Voting Stock, whether or not the Interested Stockholder has previously acquired any shares of a particular class or series of Voting Stock):

                    (a) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Stockholder for any shares of such class or series of Voting Stock acquired by it (1) within the two-year period immediately prior to the Announcement Date or
                         (2) in the transaction in which it became an Interested Stockholder, whichever is higher; or

                    (b) the Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; or



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                    (c)  (if applicable) the highest preferential amount per
                         share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

               (iii) The consideration to be received by holders of a particular class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class or series of Voting Stock. If the Interested Stockholder has paid for shares of any class or series of Voting Stock with varying forms of consideration, the form of consideration for such class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class or series of Voting Stock previously acquired by it.

               (iv) After such Interested Stockholder has become an Interested
                    Stockholder and prior to the consummation of such Business
                    Combination: (a) except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding Preferred Stock; (b) there shall have been (1) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (2) an increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and (c) such Interested Stockholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction which results in such Interested Stockholder becoming an Interested Stockholder.

               (v) After such Interested Stockholder has become an Interested Stockholder, such Interested Stockholder shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation (whether in anticipation of or in connection with such Business Combination or otherwise).

               (vi) A proxy or information statement describing the proposed
                    Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to public stockholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

         4. Certain Definitions. For the purposes of this Article TENTH:



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                  A. A "person" shall mean any individual, firm, corporation or other entity.

                  B. "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary) who or which:

                           (i) is the beneficial owner, directly or indirectly,
                  of more than 10% of the combined voting power of the then outstanding Voting Stock; or

                           (ii) is an Affiliate of the Corporation and at any
                  time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the combined voting power of the then outstanding Voting Stock; or

                           (iii) is an assignee or has otherwise succeeded to
                  any shares of Voting Stock which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

                  C. A person shall be a "beneficial owner" of any Voting Stock:

                           (i) which such person or any of its Affiliates or
                  Associates beneficially owns, directly or indirectly; or

                           (ii) which such person or any of its Affiliates or
                  Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                           (iii) which is beneficially owned, directly or
                  indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  D. For the purposes of determining whether a person is an Interested Stockholder pursuant to paragraph B of this Section 4, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of paragraph C of this Section 4 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

                  E. "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on May 17, 1984.



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


         F. "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in paragraph B of this Section 4, the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

         G. "Disinterested Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Stockholder and is recommended to succeed such Disinterested Director by a majority of Disinterested Directors then on the Board.

         H. "Fair Market Value" means: (i) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or if no such quotations are available the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and
(ii) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

         I. In the event of any Business Combination in which the Corporation is the surviving corporation, the phrase "consideration other than cash to be received" as used in paragraphs B(i) and (ii) of Section 3 of this Article TENTH shall include the shares of Common Stock and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

         5. Powers of Disinterested Directors. A majority of the Disinterested Directors of the Corporation shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article TENTH, including without limitation
(A) whether a person is an Interested Stockholder, (B) the number of shares of Voting Stock beneficially owned by any person, (C) whether a person is an Affiliate or Associate of another, (D) whether the requirements of paragraph B of Section 3 have been met with respect to any Business Combination, and (E) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more; and the good faith determination of a majority of the Disinterested Directors on such matters shall be conclusive and binding for all the purposes of this Article TENTH.

         6. No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article TENTH shall be construed to relieve the Board of Directors or any Interested Stockholder from any fiduciary obligation imposed by law.

         7. Amendment, Repeal, etc. Notwithstanding any other provisions of this Certificate of Incorporation, the By-Laws of the Corporation or otherwise (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or By-Laws), the affirmative vote of the holders of 80% or more of the voting power of the shares of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, repeal, or adopt any provisions inconsistent with, this Article TENTH of this Certificate of Incorporation; provided, however, that the preceding provisions of this
Section 7 shall not be applicable to any amendment to this Article TENTH of this Certificate of Incorporation, and such amendment shall require only such affirmative vote as is required by law and any other provisions of this Certificate of Incorporation, if such amendment shall have been approved by a majority of the Disinterested Directors.

         ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.




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



         In witness whereof, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed as of this 16th day of July, 2004.


                                        SCAN-OPTICS, INC.


                                        By   /s/ James C. Mavel
                                             -------------------
                                        Name:  James C. Mavel
                                        Title: Chairman of the Board, Chief
                                               Executive Officer and President

ATTEST:


/s/ Peter H. Stelling
-------------------------
Name:  Peter H. Stelling
Title:    Vice President






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